SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 5, 2012

First Connecticut Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-171913	45-1496206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Farm Glen Boulevard, Farmington, Connecticut 06032
(860) 676-4600
(Address and Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

ITEM 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

                (e) The Compensation Committee (the “Committee”) of the Board of Directors of First Connecticut Bancorp, Inc. (the “Company”) and Farmington Bank (the “Bank”), effective September 5, 2012, granted  long-term incentive awards to executive officers and all outside directors pursuant to the Company’s shareholder-approved 2012 Stock Incentive Plan (the “Plan”). The total awards made at this time to Directors, officers and employees represent approximately 95% of the total number of stock options and 100% of the restricted stock shares available for issuance pursuant to the  Plan (1,698,619 non-qualified stock options awarded out of a total of 1,788,020 available, and 715,208 restricted stock awards). The stock option and restricted stock awards for all initial award recipients will vest on the following schedule: 20% immediately and 20% at each annual anniversary of the grant date through 2016. The Compensation Committee may make future awards of the available stock options and/or restricted stock not granted at this time or subsequently forfeited, but no determinations regarding such future awards have been made.

The type and amount of the grants were determined based on a review of historical conversion data, market data  and recommendations provided by the Committees’ independent compensation consultant.  The grants are designed to further align the interests of directors and key executives with those of shareholders, to enhance the ability of the Company and Bank to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to, executives.

The following grants were made to the Executive Officers and Directors listed below:

Executive Officers	Shares of Restricted Stock	Stock Options
John J. Patrick, Chairman, President and Chief Executive Officer*	156,648	344,621
Gregory A. White, Executive Vice President, Chief Financial Officer*	75,000	135,000
Michael T. Schweighoffer, Executive Vice President, Chief Risk Officer*	75,000	135,000
Kenneth F. Burns, Executive Vice President, Retail Banking*	48,000	86,400
David S. Blitz, Executive Vice President, Commercial Banking*	48,000	86,400
Each non-management Director (6)	35,760	84,931

*These individuals are Named Executive Officers of the Company.

ITEM 9.01                      Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CONNECTICUT BANCORP, INC.
Registrant

September 6, 2012	By: /s/ John J. Patrick, Jr.
John J. Patrick, Jr.
Chairman, President and
and Chief Executive Officer